UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 31, 2018
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RAYTHEON COMPANY
(Exact name of registrant as specified in its charter)
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Delaware (State of Incorporation)	1-13699 (Commission File Number)	95-1778500 (IRS Employer Identification Number)

870 Winter Street, Waltham, Massachusetts 02451
(Address of Principal Executive Offices) (Zip Code)

(781) 522-3000
(Registrant's telephone number, including area code)
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.07. Submission of Matters to a Vote of Security Holders.

Raytheon Company held its annual meeting of shareholders on May 31, 2018. Set forth below are the final voting results for each of the matters submitted to a vote of the shareholders. For more information about the proposals set forth below, please see Raytheon’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2018.

1.	Raytheon’s shareholders elected, by a majority of the votes cast, each of the twelve nominees to the Board of Directors as follows:

Director	For	Against	Abstain	Broker Non-Votes
Tracy A. Atkinson	205,450,117	3,873,577	887,913	40,521,269
Robert E. Beauchamp	205,565,408	3,715,720	930,479	40,521,269
Adriane M. Brown	208,023,718	1,292,939	894,950	40,521,269
Vernon E. Clark	204,444,357	4,867,956	899,294	40,521,269
Stephen J. Hadley	202,921,983	6,160,205	1,129,419	40,521,269
Thomas A. Kennedy	196,893,688	11,183,557	2,134,362	40,521,269
Letitia A. Long	205,231,045	4,095,406	885,156	40,521,269
George R. Oliver	205,448,308	3,832,505	930,794	40,521,269
Dinesh C. Paliwal	204,974,711	4,248,336	988,560	40,521,269
William R. Spivey	200,300,798	8,946,514	964,295	40,521,269
James A. Winnefeld, Jr.	205,505,389	3,787,052	919,166	40,521,269
Robert O. Work	207,769,961	1,499,552	942,094	40,521,269

2.	Raytheon’s shareholders voted on the advisory vote to approve named executive officer compensation as follows:

For	Against	Abstain	Broker Non-Votes
187,840,616	20,813,836	1,557,155	40,521,269

3.
Raytheon’s shareholders voted on the ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year beginning January 1, 2018 as follows:

For	Against	Abstain
241,495,006	8,192,622	1,045,248

4.	Raytheon’s shareholders voted on the shareholder proposal to amend the proxy access by-law as follows:

For	Against	Abstain	Broker Non-Votes
75,470,804	132,234,439	2,506,364	40,521,269

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON COMPANY

Date:	June 5, 2018	By:	/s/ Frank R. Jimenez
Frank R. Jimenez
Vice President, General Counsel and Secretary

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